UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 12, 2003

Commission file number  333-05978

EURAMAX INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	58-2502320
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5445 Triangle Parkway, Suite 350, Norcross, Georgia	30092
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 770-449-7066

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

	99.1	Press Release of Euramax International, Inc. dated May 5, 2003.

Item 9.	Regulation FD Disclosure.

On May 5, 2003, Euramax International, Inc. issued a press release announcing its financial results for the quarter ended March 28, 2003.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information set forth in this Item 9 is being furnished pursuant to Item 12 of Form 8-K, “Results of Operations and Financial Condition”, and is included under this Item 9 in accordance with SEC Release Nos. 33-8216; 34-47583.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company has provided earnings from operations before depreciation and amortization in the press release as additional information for operating results.  Earnings from operations before depreciation and amortization is presented as it provides an alternative measure by which to evaluate the Company’s performance.  Earnings from operations before depreciation and amortization is not a measurement defined by GAAP and should not be considered an alternative to, or more meaningful than, information presented in accordance with GAAP.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EURAMAX INTERNATIONAL, INC.

Signature	Title	Date

/s/ R. SCOTT VANSANT	Chief Financial Officer and Secretary	May 12, 2003
R. Scott Vansant